NORTHSTAR VARIABLE TRUST
                          Prospectus Supplement dated
                     September 26, 1997 to Prospectus dated
                                 August 8, 1997

THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED
IN THE SECTION OF THE TRUST'S PROSPECTUS ENTITLED "DIVIDENDS, DISTRIBUTIONS AND TAXES":

Income distributions of any net investment income of the Northstar Growth Fund, Northstar International Value Fund and the Northstar Income and Growth Fund will be declared and paid quarterly; any income distributions from net investment income of the Northstar Multi-Sector Bond Fund and the Northstar
High Yield Bond Fund will be declared daily and paid quarterly.



             THIS SUPPLEMENT SUPERSEDES ALL PRECEDING SUPPLEMENTS.